Exhibit 10.15

AGREEMENT FOR

ALARM SURVEILLANCE AND

NETWORK SUPPORT SERVICES

This Agreement, made and entered into on this 1st day of June, 2003, by and between Iowa Network Services, Inc., an Iowa Corporation with its principal place of business in West Des Moines, Iowa (INS), and Iowa Telecommunications Services, Inc., an Iowa Corporation with its principal place of business in Newton, Iowa (Iowa Telecom);

WITNESSETH:

WHEREAS, INS provides alarm surveillance and network support services for telecommunications carriers with which it is interconnected; and

WHEREAS, Iowa Telecom is a local exchange telecommunications service provider and desires to obtain such services from INS; and

WHEREAS, INS and Iowa Telecom desire to set forth in this Agreement the terms and conditions pursuant to which such services shall be provided and paid for;

IT IS, THEREFORE, in consideration of the mutual covenants set forth herein, agreed by and between the parties as follows:

1.	DESCRIPTION OF SERVICES PROVIDED.

INS agrees to provide the following services to Iowa Telecom pursuant to the terms and conditions set forth in this Agreement:

1.1	Network Surveillance and Control – INS will provide surveillance of central office switching and associated equipment major and critical alarms. This service provides alarm monitoring and trouble-clearing during regular business days, off hours and weekends, as described in Exhibit II attached to this Agreement and by this reference made a part hereof. INS will maintain a Network Operations Center with alarm coverage 24 hours/day, 7 days/week. Iowa Telecom authorizes INS, upon receipt of a switch alarm, to escalate to Iowa Telecom contacts identified in Exhibit II. Network locations will be listed in Exhibit III.

1.2.

On-Line Support – INS will provide telephonic support to Iowa Telecom field technicians to assist in investigation and resolution of troubles related to initial service installation or reported troubles. This may be provided separately for switching equipment and for fiber transport equipment and is indicated as an option on Exhibit III. On-line support includes liaison with vendors to track resolution of vendor equipment problems. Iowa Telecom will provide a list of vendors for INS to interface with. Fiber system vendor interface includes liaison with the following manufacturers: Alcatel, NEC, Lucent, Fujitsu, Nortel and AFC. Other vendors and/or other equipment types, e.g. DACS may be supported as well, but at the standard INS hourly rate of $150.00/hour.

1.3.	Law Enforcement Support - INS will provide after hours support for ‘Trap and Trace’ functions to support law enforcement requests. This will be performed at the monthly rate of $200.00 for up to two (2) occurrences in a calendar month. Additional support will be provided at standard rates for time and material.

1.4.	Data Network Surveillance and Control – INS will provide surveillance of data network equipment such as routers, hubs/switches, frame relay/ATM switches and selected application servers. This service provides alarm monitoring and trouble-isolation during regular business days, off-hours and weekends in accordance with the terms of this agreement. INS will maintain a Network Operations Center with alarm coverage 24 hours/day, 7 days/week. Iowa Telecom authorizes INS, upon receipt of an alarm, to escalate to the local contact Iowa Telecom identifies in Exhibit II. Equipment node locations will be listed in Exhibit IV.

1.5.	SS7 STP and Link Surveillance and Control – INS will provide monitoring of STP switches and connected links for major and critical alarms and will clear associated troubles. This service provides alarm monitoring and trouble-clearing during regular business days, off hours and weekends, in accordance with the terms of this agreement. INS will maintain a Network Operations Center with alarm coverage 24 hours/day, 7 days/week. Iowa Telecom authorizes INS, upon receipt of a switch alarm, to escalate to the local contact Iowa Telecom identifies in Exhibit II. Equipment node locations will be listed in Exhibit V. INS will also perform engineering translation services, upon request, based on time and material.

1.6.	PBX Surveillance and Control – INS will provide monitoring of customer PBX switch major and critical alarms and trouble clearing. This service also includes on-line assistance to PBX field technicians and coordination of vendor ETAS support. Iowa Telecom will reimburse INS for vendor ETAS support costs incurred by INS on behalf of Iowa Telecom. Equipment locations will be listed in Exhibit VI.

2.	IOWA TELECOM RESPONSIBILITIES.

2.1.	INS will provide the services described in Section 1 of this Agreement when and as ordered by Iowa Telecom, and Iowa Telecom will pay INS for those services at the rates shown in Exhibit I, attached hereto and by this reference made a part hereof. Changes in service options covered by this Agreement may be implemented by executing the appropriate Exhibit to this Agreement for the desired changes in services.

2.2.	Iowa Telecom will maintain dispatch information relevant to the services described in Section 1 of this Agreement. In the event Iowa Telecom changes the escalation list or procedure, it shall notify the INS Network Operations Center, in writing, Attention Switching Operations Manager, located at the following address:

Iowa Network Services, Inc.

Attention: Switching Operations Manager

312 Eighth Street, Suite 500

Des Moines, IA 50309

2.3.	Iowa Telecom will provide access to equipment for trouble clearing by INS technicians. Iowa Telecom shall provide INS with an 800 number or dedicated access number for this purpose.

2.4.	Iowa Telecom will provide its own remote alarm telemetry equipment and be responsible for any circuit costs associated with reporting alarms. INS will provide and install such equipment for Iowa Telecom subject to such terms and conditions as may be mutually agreed upon by the parties.

2.5.	Iowa Telecom will maintain circuit inventory lists, and make them available to INS in a mutually agreed upon manner, to allow INS to dispatch for repair with outside entities. Where necessary, Iowa Telecom will also authorize INS to dispatch to outside parties on its behalf. Any billing from outside parties for repair would be the responsibility of Iowa Telecom.

3.	TERM OF AGREEMENT - TERMINATION.

This Agreement shall become effective upon execution and shall remain in effect for an initial term of 3 years. Thereafter, this Agreement shall automatically renew for successive terms of one (1) year each subject to the right of either party to terminate this Agreement by notifying the other party in writing not less than one-hundred twenty (120) days prior to the expiration of the then current term of its intent to terminate. At any time during the initial term or any renewal term the parties may mutually agree to amend Exhibits II through VI, and such revisions shall not require an amendment to this Agreement under paragraph 12. Such revisions to Exhibits shall not be deemed as abandonment under paragraph 6 of this Agreement.

4.	PAYMENT DUE ON TERMINATION.

Iowa Telecom acknowledges that INS is incurring costs for labor, equipment, and materials in order to perform its obligations under this Agreement, and that INS would not otherwise incur those costs. Iowa Telecom further acknowledges that the amounts it is obligating itself to pay INS under this Agreement are intended to generate sufficient revenue for INS to recover those costs over the initial terms of this Agreement, as specified in Section 3 of this Agreement. Therefore, if Iowa Telecom terminates this Agreement prior to the expiration of said initial term, it shall, at the time of such termination, immediately pay INS an amount equal to the then present value of the remaining payments due during the initial term for the services covered by this Agreement.

5.	INS RIGHTS OF TERMINATION.

INS	shall have the right to terminate this Agreement effective upon written notice if:

5.1	Iowa Telecom fails to make any payments as billed by INS, and in accordance with the Exhibits to this Agreement;

5.2	Iowa Telecom is adjudicated bankrupt, either through voluntary or involuntary proceedings;

5.3	Any Court appoints a trustee or receiver of any substantial part of Iowa Telecom’s assets;

5.4	Iowa Telecom (1) attempts to make an unauthorized assignment of this Agreement, or (2) fails to comply with any provision of this Agreement, other than nonpayment as provided in paragraph 5.1 above, and does not correct such failure within thirty (30) days after written notice of such failure is delivered;

5.5	Iowa Telecom abandons the rights to use any of the services provided by INS.

6.	IOWA TELECOM RIGHT OF ABANDONMENT.

Iowa Telecom shall have the right at any time to abandon the right to use any of the services provided by INS. Such abandonment shall be in writing and shall terminate any obligations of either party regarding such services except for any indemnification for causes accruing prior to the time of such abandonment, and except that Iowa Telecom shall pay with its abandonment the value of the remaining payments due during the term for which such services have been ordered by Iowa Telecom. The value of the remaining payments shall be computed based upon the pricing and rates shown in the exhibits to this Agreement. The present value shall be calculated at the then current prime interest rate published by Bankers Trust Company, Des Moines, LA.

7.	NO WARRANTIES.

INS makes no express or implied warranty of any kind. There is no express or implied warranty of merchantability or fitness for a particular purpose for the services to be provided by INS.

8.	LIMITATION OF LIABILITY/INDEMNIFICATION.

INS’s liability to Iowa Telecom under this Agreement is limited to provision of services as specified in this Agreement. Under no circumstances shall either party be liable to the other for any indirect, incidental, special or consequential damages (including, but not limited to, loss of business, loss of use or loss of profits) which arise in any way, in whole or in part, as a result of any action, error, mistake or omission, whether or not negligence on the part of either party occurs. Both parties agree to indemnify, defend and hold each other harmless for any and all claims, demands, suits or actions, including attorney’s fees, arising out of their performance or failure to perform any of their obligations under this Agreement, except only such claims, demands, suits or actions which may arise out of the negligence of either party. Termination of this Agreement for any cause shall not release either Party from any liability, which at the time of termination has already accrued to the other Party, or which thereafter may accrue in respect of any act or omission that occurs prior to termination, or from any obligation which is expressly stated herein to survive termination.

9.	DEFAULT/TERMINATION.

A failure of either party to materially perform an obligation or requirement of this Agreement shall constitute a default. Failure of either party to cure a default under this Agreement as soon as reasonably practical, but not less than ten (10) days after receipt of written notice thereof, shall entitle the other party to immediately terminate this Agreement. A default, which cannot reasonably be cured within such ten days, shall not give rise to a right of termination provided cure is commenced within ten days and diligently pursued to completion.

10.	GOVERNING LAW AND DISPUTE RESOLUTION.

Any claim, controversy or dispute, whether sounding in contract, statute, tort, fraud, misrepresentation or other legal theory, between or among the parties or their officers, director, shareholders, employees or agents shall be resolved by arbitration. The Federal Arbitration Act, 9 U.S.C. Sections 1-16, not state law, shall govern the arbitrability of all claims. A single arbitrator engaged in the practice of law shall conduct the arbitration under the then current rules of the American Arbitration Association. The parties shall jointly select the arbitrator hereto; and if they are unable to agree, then the manager of the Kansas City, Missouri City office of the American Arbitration Association shall select the arbitrator. The arbitrator shall have authority to award compensatory damages only. The arbitrator’s award shall be final and binding and maybe entered in any court having jurisdiction thereof. The prevailing party, as determined by the arbitrator, shall be entitled to an award of reasonable attorneys’ fees and costs. The laws of the State of Iowa shall govern the construction and interpretation of this Agreement, without reference to the laws relating to conflict of law, and the arbitration shall occur in the State of Iowa unless otherwise agreed by the parties. It is expressly agreed that each party may seek injunctive relief or specific performance of the obligations hereunder in an appropriate court of law or equity pending an award in arbitration. If either party hereto files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and the other party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party’s costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys’ fees.

11.	BINDING EFFECT - ASSIGNMENT.

This Agreement shall be binding upon and inure to the benefit of each of the parties hereto, and their respective successors and assigns, provided neither party may assign this Agreement to any third party without the prior written consent of the other party, which consent shall not be unreasonably withheld. In the event of an assignment under this section, the assignee shall be required to execute an amendment to this Agreement pursuant to which said party shall agree to perform the obligations and assume the liability of the assigning party for the remainder of the term of the Agreement, and the assigning party shall thereafter be relieved of such obligations and liabilities except for matters arising from events occurring prior to the effective date of assignment.

12.	AMENDMENTS.

This Agreement may be amended only pursuant to written agreement executed by both parties.

Executed the day and year first above written.

IOWA NETWORK SERVICES, INC.

By:		VP Network Operations
	Name	Title

IOWA TELECOMMUNICATIONS SERVICES, INC.

By:		VP - Engineering
	Name	Title

EXHIBIT I

UNIT PRICING OF SERVICES

Surveillance Item	Monthly Charge
Network Monitoring
Non-ITC Adjustment/Access Line (AL)	$0.01
ITC DMS10 exch.(or equivalent) w clearing & housekeeping	$75.00
DMS100/GTD-5 Host w clearing & housekeeping	$260.00
Remote Switch/Line concentration w clearing & housekeeping	$25.00
Law Enforcement Support (up to 2/month)	$200.00
On-line support – switching (per exchange/location)	$25.00
On-line support - fiber transport (per exchange/location) or at hourly rates	$35.00
SS7 Network Monitoring
STP Maintenance & Control	$200.00
SS7 Links Maintenance & Control & on-line support/link	$20.00
SS7 Engineering Translations	$150.00/hour
PBX Monitoring
PBX M&C and alarm summary	$80.00
PBX on-line support	$30.00
Data Network Monitoring
OS System servers	$10.00
OS System server one-time set up	$150.00/hour
SNMP routers	$25.00
SNMP hubs/switches	$10.00
Remote session access to fault information (3 users)	$150.00
Router configuration back-up support	$15.00

EXHIBIT II

NETWORK MONITORING & CONTROL ESCALATION LIST

1.	COMPANY authorizes INS, upon receipt of a switch alarm, to escalate to the local telephone company as stated below:

a) During normal working hours, and after hours, if the alarm cannot be cleared remotely, escalation will be made in the following order:

A.	Dispatch Center	-	(877) 787-2557
B.	_______________________________	-	( )
C.	_______________________________	-	( )

b) If any environmental alarms are received, INS will escalate immediately as above.

c) If any security alarms are received, INS will escalate immediately as above.

d) If any standby generator alarms are received, other than normal Monday morning cycle, the Dispatch Center will be notified.

e) If any other alarms are required, they will be listed in the remarks paragraph and specified as to their handling.

2.	Remarks:

DATA NETWORK MONITORING & CONTROL ESCALATION LIST

3.	COMPANY authorizes INS, upon receipt of a switch alarm, to escalate to the local telephone company as stated below:

a) During normal working hours, INS will contact COMPANY at the business office at (         )                                 .

b) If after hours and if the alarm cannot be cleared remotely, escalation will be made in the following order:

A.	Rob Satterfield	-	(641) 831-4330
B.	Rod Jenkins	-	(641) 831-4353
C.	Mike Wolff	-	(641) 831-4340

SS7 STP MONITORING & CONTROL ESCALATION LIST

4.	COMPANY authorizes INS, upon receipt of a switch alarm, to escalate to the local telephone company as stated below:

a) During normal working hours, and after hours, if the alarm cannot be cleared remotely, escalation will be made in the following order:

A.	Dispatch Center	-	(877) 787-2557
B.	_______________________________	-	( )
C.	_______________________________	-	( )

PBX & CUSTOMER EQUIPMENT ESCALATION LIST

5.	COMPANY authorizes INS, upon receipt of a switch alarm, to escalate to the local telephone company as stated below:

a) During normal working hours, INS will contact COMPANY at the business office at (        )

b) If after hours and if the alarm cannot be cleared remotely, escalation will be made in the following order:

A.	_______________________________	-	( )
B.	_______________________________	-	( )
C.	_______________________________	-	( )

EXHIBIT III

(Effective June 1, 2003)

Alarm Surveillance and Central Office Monitoring Services will be provided for locations as follows:

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
ADARIAXORS0	ADAIR	DMS10-RSLE	RSLE		N	N
AFTNIAXORS3	AFTON	DMS100-RLCM	RLCM		N	N
AGNCIAXORS0	AGENCY	DMS100-RLCM	RLCM		N	N
ANWOIAXORS6	AINSWORTH	ITS5-R	RSS		N	N
ALCYIAXORS0	ALBERT CITY	DCO-RLS	RLS330		N	N
ALBIIAXORS0	ALBIA	DMS100-RSC	RSC		N	N
ALDNIAXODS0	ALDEN	DMS10-SSO	SSO6		N	N
ALPHIAXORS0	ALPHA	DMS10-RLCM	RLCM		N	N
ALTVIAXPDS0	ALTA VISTA	DMS10-SSO	SSO3		N	N
APTNIAXODS1	APLINGTON	DMS10-SSO	SS05		N	N
ARGYIAXORS0	ARGYLE	DMS100-RLCM	RLCM		N	N
ARISIAXPRL0	ARISPE	DMS100-RLCM	RLCM		N	N
ARTNIAXORL0	ARLINGTON	GTD5-914EX	MXU		N	N
ARMSIAXPDS0	ARMSTRONG	GTD5-BU	BASE		N	N
ATLSIAXORS0	ATALISSA	DMS10-RLCM	RLCM		N	N
ATHNMO	ATHENS	DMS100-RLCM	RLCM		N	N
ATTCIAXORS9	ATTICA	DMS100-RLCM	RLCM		N	N
AUBNIAXORS0	AUBURN	DMS10-RLCM	RLCM		N	N
ADBNIAXODS0	AUDUBON	DMS10-HSO	HSO		N	N
AVOCIAXODS0	AVOCA	DMS10-SSO	SSO1		N	N
BGLYIAXORS0	BAGLEY	DMS10-RLCM	RLCM		N	N
BXTRIAXPRS0	BAXTER	GTD5-RSU	RS01		N	N
BYRDIAXORS0	BAYARD	DMS10-RLCM	RLCM		N	N
BLLPIAXODS0	BELLE PLAINE	DMS10-SSO	SS03		N	N
BLLVIAXODS0	BELLEVUE	DMS10-SSO	SSO2		N	N
BNNTIAXORS0	BENNETT	DMS10-RLCM	RLCM		N	N
BNTNIAXPRL0	BENTON	DMS100-RLCM	RLCM		N	N
BLBGIAXORS0	BLADENSBURG	DMS100-RLCM	RLCM		N	N
BKBGIAXORL0	BLAKESBURG	DMS100-RLCM	RLCM		N	N
BLENIAXORL0	BLENCOE	GTD5-SLC5	MXU		N	N
BOTNIAXORS0	BOUTON	DMS10-RLCM	RLCM		N	N
BRVLIAXORL0	BRADDYVILLE	GTD5-914EX	MXU		N	N
BRNDIAXODS0	BRANDON	DMS10-SSO	SSO2		N	N
BRWRIAXORS0	BRIDGEWATER	DMS10-RLCM	RLCM		N	N
BITNIAXODS0	BRIGHTON	ITS5-BU	BASE		N	N
BCKYIAXORS0	BUCKEYE	DMS10-RLCM	RLCM		N	N
BSSYIAXORS9	BUSSEY	DMS100-RLCM	RCLM		N	N
CMBRIAXORS0	CAMBRIDGE	DMS100-RLCM	RCLM		N	N
CNVLIAXORS4	CENTERVILLE	DMS100-RSC	RSC		N	N
CNCYIAXODS0	CENTRAL CITY	DMS10-SSO	SSO4		N	N

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
CHRTIAXCDS0	CHARITON	DMS100-BU	BASE		N	N
CHRLIAXORS0	CHARLOTTE	DMS10-RLCM	RLCM		N	N
CHLSIAXORL0	CHELSEA	DMS100-RLCM	RLCM		N	N
CHCIAXORL0	CHILLICOTHE	DMS100-RLCM	RLCM		N	N
CNCNIAXORS6	CINCINNATI	DMS100-RLCM	RLCM		N	N
CLRD1AXTDS0	CLARINDA	GTD5-BU	BASE		N	N
CLFDIAXORS3	CLEARFIELD	DMS100RLCM	RLCM		N	N
CLBGIAXPRS0	COLESBURG	GTD5-RSU	RS00		N	N
CLSPIAXORL0	COLLEGE SPRINGS	GTD5-914EX	MXU		N	N
CLNSIAXORL0	COLLINS	GTD5-914EX	MXU		N	N
CLJTIAXODS0	COLUMBUS JUNCTION	DMS10-HSO	HSO		N	N
CNSVIAXORS7	CONESVILLE	DMS10-REM	REM		N	N
CNRDIAXODS0	CONRAD	GTD5-BU	BASE		N	N
CNRYIAXLRS0	CONROY	DMS10-RLCM	RLCM		N	N
CNRPIAXODS0	COON RAPIDS	DMS10-SSO	SSO3		N	N
CFVLIAXORS6	CRAWFORDSVILLE	ITS5-R	RSS		N	N
CRESIAXODS0	CRESCO	GTD5-BU	BASE		N	N
CETNIAXCDS0	CRESTON	GTD5-BU	BASE		N	N
CYLNIAXORL0	CYLINDER	GTD5-SLC5	MXUO,1,2		N	N
DDHMIAXORS6	DEDHAM	DMS10-REM	REM		N	N
DELHIAXORS0	DELHI	DMS1O-RSC	RSCS		N	N
DLMRIAXORS0	DELMAR	DMS10-RLCM	RLCM		N	N
DELTIAXODS0	DELTA	DMS10-SSO	SSO0		N	N
DNMKIAXORS0	DENMARK	DMS100-RLCM	RLCM		N	N
DESTIAXPRS0	DESOTO	GTD5-RSU	RSO0		N	N
DWTTIAXODS0	DEWITT	DMS10-HSO	HSO		N	N
DXTRIAXORS0	DEXTER	GTD5-RSU	RSU		N	N
DGNLIAXORS0	DIAGONAL	DMS100-RLCM	RLCM		N	N
DLVRIAXORL0	DOLLIVER	GTD5-SLC5	MXUO,1,2		N	N
DNSNIAXODS0	DONNELLSON	ITS5-BU	BASE		N	N
DODSIAXORS0	DOUDS	DMS100-RLCM	RLCM		N	N
DOWSIAXORS0	DOWS	DMS10-RSCS	RSCS		N	N
DNLPIAXORS0	DUNLAP	GTD5-RSU	RSO1		N	N
DRNTIAXORS0	DURANT	DMS10-RSC	RSCS		N	N
DYVLIAXODS0	DYERSVILLE	GTD5-BU	BASE		N	N
ERVLIAXPRS0	EARLVILLE	GTD5-RSU	RSO1		N	N
EDVLIAXPRS0	EDDYVILLE	DMS100-RSC	RSC		N	N
EDWDIAXORS0	EDGEWOOD	GTD5-RSU	RSU		N	N
ELDNIAXORS0	ELDON	DMS100-RSC	RSCS		N	N
ELDAIAXODS0	ELDORA	DMS10-HSO	HSO		N	N
EKHTIAXPRS0	ELKHART	GTD5-RLU	RLU1		N	N
ELMAIAXODS0	ELMA	DMS10-SSO	SSO2		N	N
EMBGIAXPDS0	EMMETSBURG	GTD5-BU	BASE		N	N
EPWOIAXORS0	EPWORTH	GTD5-RSU	RSU1		N	N
EXIRIAXORS0	EXIRA	DMS10-RSLE	RSLE		N	N
FRBNIAXORS0	FAIRBANK	DMS10-RSLE	RSLE		N	N

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
FRFDIAXCDS0	FAIRFIELD	DMS100-BU	BASE		N	N
FRLYIAXORS0	FARLEY	GTD5-RSU	RSU3		N	N
FRTNIAXORS8	FARMINGTON	DMS100-RLCM	RLCM		N	N
FASNIAXORL0	FARSON	DMS100-RLCM	RLCM		N	N
FYTTIAXODS0	FAYETTE	DMS10-HSO	HSO		N	N
FONDIAXORS0	FONDA	GTD5-RSU	RSU		N	N
FNTLIAXORS0	FONTANELLE	DMS10-RLCM	RLCM		N	N
FRCYIAXODS0	FOREST CITY	DMS10-HSO	HSO		N	N
FRBGIAXORS0	FREDRICKSBURG	DMS10-RSLE	RSLE		N	N
FRMTIAXORS0	FREMONT	DMS100-RSC	RSCS		N	N
GRWNIAXORS0	GARWIN	GTD5-RSU	RSO1		N	N
GLBKIAXPRS0	GLADBROOK	GTD5-RSU	RSO0		N	N
GLDNIAXODS0	GLIDDEN	DMS10-SSO	SSO4		N	N
GDJTIAXODS0	GRAND JUNCTION	DMS10-HSO	HSO		N	N
GDVWIAXORS0	GRANDVIEW	DMS10-RLCM	RLCM		N	N
GRVTIAXORS5	GRAVITY	DMS100-RLCM	RLCM		N	N
GRELIAXORS0	GREELEY	DMS10-RLCM	RLCM		N	N
GRNEIAXODS0	GREENE	DMS10-SSO	SSO1		N	N
GNFDIAXODS1	GREENFIELD	DMS10-SSO	SSO0		N	N
GRNLIAXCDS0	GRINNELL	DMS100/200	BASE		N	N
GNCTIAXODS0	GRUNDY CENTER	DMS10-SSO	SSO4		N	N
GTCTIAXODS0	GUTHRIE CENTER	DMS10-HSO	HSO		N	N
HLBRIAXORS0	HALBUR	DMS10-RLCM	RLCM		N	N
HRLNIAXTDS0	HARLAN	DMS10-SSO	SSO0		N	N
HRPRIAXORS0	HARPER	DMS10-RLCM	RLCM		N	N
HRRSIAXPRS0	HARRIS	GTD5-RLU	RLU1		N	N
HRTLIAXPDS0	HARTLEY	GTD5-BU	BASE		N	N
HZTNIAXODS0	HAZELTON	DMS10-SSO	SSO0		N	N
HDRCIAXORS0	HEDRICK	DMS100-RSC	RSCS		N	N
HLBOIAXORS2	HILLSBORO	DMS100-RLCM	RLCM		N	N
HLCRIAXPRS0	HOLY CROSS	GTD5-RLU	RLU3		N	N
HPTNIAXORS0	HOPKINTON	DMS10-RSLE	RSLE		N	N
HGTNIAXORS4	HOUGHTON	ITS5-R	RSS		N	N
HSTNIAXORS8	HUMESTON	DMS100-RLCM	RLCM		N	N
JAMCIAXORS0	JAMAICA	DMS10-RLCM	RLCM		N	N
JNVLIAXODS0	JANESVILLE	DMS10-SSO	SSO3		N	N
KLTNIAXORS0	KELLERTON	DMS100-RLCM	RLCM		N	N
KENTIAXORL0	KENT	GTD5-914A	MXU0,1		N	N
KEOTIAXPDS0	KEOTA	DMS10-SSO	SSO2		N	N
KNVLIAXCDS0	KNOXVILLE	DMS100/200	BASE		N	N
LACNIAXORL0	LACONA	DMS100-RLCM	RLCM		N	N
LKCYIAXORS0	LAKE CITY	GTD5-RSU	RSO2		N	N
LKVWIAXODS0	LAKE VIEW	DCO-BU	BASE		N	N
LAMTIAXORS0	LAMONT	GTD5-RSU	RSO2		N	N
LNBOIAXORL0	LANESBORO	GTD5-914EX	MX4,5,6		N	N
LWLRIAXORS0	LAWLER	DMS10-RLCM	RLCM		N	N
LCLRIAXODS0	LE CLAIRE	DMS10-SSO	SSO4		N	N

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
LDYRIAXORS0	LEDYARD	DMS10-RLCM	RLCM		N	N
LGRDIAXORS0	LEGRAND	DMS100-RSC	RSC		N	N
LGTNIAXORS6	LEIGHTON	ITS5-R	RSS		N	N
LTTSIAXORS7	LETTS	DMS10-REM	REM		N	N
LBCTIAXORS0	LIBERTY CENTER	DMS100-RLCM	RLCM		N	N
LBVLIAXORS6	LIBERTYVILLE	DMS100-RLCM	RLCM		N	N
LMSPIAXORL0	LIME SPRINGS	GTD5-914EX	MX2,3,4,5,6		N	N
LNDNIAXORS0	LINDEN	DMS10-RLCM	RLCM		N	N
LNGVIAXODS0	LINN GROVE	ITS5-BU	BASE		N	N
LSBNIAXODS0	LISBON	DMS10-SSO	SSO1		N	N
LTSXIAXORL0	LITTLE SIOUX	GTD5-SLC5	MXU		N	N
LCRGIAXORS6	LOCKRIDGE	DMS100-RSC	RSC		N	N
LOGNIAXODS0	LOGAN	GTD5-BU	BASE		N	N
LHVLIAXPRS0	LOHRVILLE	GTD5-RSU	RSO1		N	N
LNTRIAXODS0	LONE TREE	DMS10-HSO	HSO		N	N
LOVLIAXORS0	LOVILIA	DMS100-RLCM	RLCM		N	N
LWMRIAXORS0	LOW MOOR	DMS10-RSLE	RSLE		N	N
LWDNIAXORS0	LOWDEN	DMS10-RSLE	RSLE		N	N
LUCSIAXPRS0	LUCAS	DMS10-RLCM	RLCM		N	N
LXBGIAXORS0	LUXEMBURG	GTD5-RLU	RLU1		N	N
LYTNIAXORS0	LYTTON	DCO-RLS	RLS		N	N
MKBGIAXORL0	MACKSBURG	DMS100-RLCM	RLCM		N	N
MDRDIAXODS0	MADRID	DMS10-SSO	SSO2		N	N
MGNLIAXPRS0	MAGNOLIA	GTD5-RLU	RLU0		N	N
MLCMIAXORS0	MALCOM	DMS100-RLCM	RLCM		N	N
MLRDIAXORL0	MALLARD	GTD5-RLU	RLU0		N	N
MNCHIAXODS0	MANCHESTER	GTD5-BU	BASE		N	N
MNNGIAXORS0	MANNING	DMS10-RSC	RSCS		N	N
MNSNIAXPRS0	MANSON	GTD5-RSU	RSO0		N	N
MRTHIAXORS0	MARATHON	DCO-RLS	RLS		N	N
MRRKIAXORS0	MARBLE ROCK	DMS10-RLCM	RLCM		N	N
MRNGIAXODS0	MARENGO	DMS10-SSO	SSO1		N	N
MRDLIAXORS0	MARTENSDALE	DMS100-RLCM	RLCM		N	N
MRBGIAXORS0	MARTINSBURG	DMS100-RLCM	RLCM		N	N
MXWLIAXPRS0	MAXWELL	DMS100-RSC	RSCS		N	N
MYCYIAXPRS0	MAY CITY	GTD5-RLU	RLU0		N	N
MYNRIAXORS6	MAYNARD	DMS10-RLCM	RLCM		N	N
MCBGIAXORS0	MCCALLSBURG	DMS10-RLCM	RLCM		N	N
MLBRIAXPRS0	MELBOURNE	GTD5-RSU	RSO0		N	N
MLCHIAXORS9	MELCHER	DMS100-RSC	RSC		N	N
MLRSIAXORL0	MELROSE	DMS100-RLCM	RLCM		N	N
MLVNIAXPRS0	MELVIN	GTD5-RLU	RLU2		N	N
MILOIAXORS9	MILO	DMS100-RLCM	RLCM		N	N
MLTNIAXORS0	MILTON	DMS100-RLCM	RLCM		N	N
MINDIAXORS0	M1NDEN	DMS10-RLCM	RLCM		N	N
MINGIAXORL0	MINGO	DMS100-RLCM	OPM		N	N
MODLIAXORL0	MODALE	GTD5-SLC5	MXU		N	N

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
MNDMIAXORL0	MONDAMIN	GTD5-SLC5	MXU		N	N
MONRIAXODS0	MONROE	ITS5-BU	BASE		N	N
MNTRIAXORS0	MONTOUR	DMS100-RLCM	RLCM		N	N
MTRSIAXORS4	MONTROSE	DMS100-RSC	RSC		N	N
MORVIAXORS0	MORAVIA	DMS100-RLCM	RLCM		N	N
MSCWIAXORS0	MOSCOW	DMS100-RLCM	RLCM		N	N
MTUNIAXORS8	MOUNT UNION	DMS100-RLCM	RLCM		N	N
MTAYIAXCRS4	MT AYR	DMS100-RSC	RSC		N	N
MNPLIAXCDS0	MT PLEASANT DMS100	DMS100/200	BASE		N	N
MYSTIAXORS0	MYSTIC	DMS100-RLCM	RLCM		N	N
NEVDIAXCDS0	NEVADA	GTD5-BU	BASE		N	N
NHTNIAXCDS0	NEW HAMPTON	DMS10-HSO	HSO		N	N
NWLNIAXORS3	NEW LONDON	DMS100-RSC	RSC1		N	N
NWSHIAXORS0	NEW SHARON	DMS100-RSC	RSCS		N	N
NWVNIAXPRS0	NEW VIENNA	GTD5-RLU	RLU0		N	N
NWVRIAXORS0	NEW VIRGINIA	DMS100-RLCM	RLCM		N	N
NWLLIAXODS0	NEWELL	DCO-BU	BASE		N	N
NWTNIAXCDS0	NEWTON	DMS-100/200	BASE		N	N
NCHLIAXORS7	NICHOLS	DMS10-RLCM	RLCM		N	N
OKVLIAXODS0	OAKVILLE	DMS10-SSO	SSO0		N	N
OCHYIAXPRS0	OCHEYEDAN	GTD5-RSU	RSO1		N	N
OLDSIAXORS2	OLDS	DMS100-RLCM	RLCM		N	N
OLLIIAXORS0	OLLIE	DMS100-RLCM	RLCM		N	N
ORNTIAXPRS0	ORIENT	GTD5-RLU	RLU1		N	N
OSCLIAXDDS0	OSCEOLA	GTD5-BU	BASE		N	N
OTLYIAXORS0	OTLEY	DMS100-RLCM	RLCM		N	N
OXFRIAXPDS0	OXFORD	DMS10-SSO	SSO0		N	N
OXJTIAXORS0	OXFORD JUNCTION	DMS10-RLCM	RLCM		N	N
PCWDIAXORS0	PACKWOOD	DMS100-RLCM	RSS		N	N
PANMIAXORL0	PANAMA	GTD5-SLC5	MXU17,18,19		N	N
PLLNIAXORS0	PAULLINA	GTD5-RLU	RSO5		N	N
PELLIAXORS0	PELLA	DMS100-RSC	RSCS		N	N
PEORIAXORS6	PEORIA	ITS5-R	RSS		N	N
PRCVIAXORS0	PERCIVAL	GTD5-SLC5	MXU0,1		N	N
PERSIAXPRS0	PERSIA	GTD5-RLU	RLU1		N	N
PERUIAXORS7	PERU	DMS100-RLCM	RLCM		N	N
PTSNIAXORS2	PETERSON	ITS5-R	RSS		N	N
PSGHIAXORL0	PISGAH	GTD5-SLC5	MXU14-17		N	N
PLANIAXORS0	PLANO	DMS100-RLCM	RLCM		N	N
PSVLIAXORS8	PLEASANTVILLE	DMS100-RSC	RSC		N	N
PMRYIAXORS0	POMEROY	GTD5-914EX	RSU3,MXU8		N	N
PTMOIAXPRS0	PORTSMOUTH	GTD5-RLU	RLU2		N	N
PRSCIAXORS0	PRESCOTT	GTD5-RLU	RLU0		N	N
PRMGIAXPRS0	PRIMGHAR	GTD5-RSU	RSO0		N	N
PRMRIAXORS8	PRIMROSE	1TS5-R	RSS		N	N
PMCYIAXORS0	PROMISE CITY	DMS100-RLCM	RLCM		N	N

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
PRTVIAXORS0	PROTIVIN	GTD5-RSU	RSU		N	N
RLTNIAXORS0	RALSTON	DMS10-RLCM	RLCM		N	N
RNDAIAXORL0	RANDALIA	DMS10-RLCM	RLCM		N	N
RNDLIAXORS0	RANDALL	DMS10-RLCM	RLCM		N	N
RNDHIAXORL0	RANDOLPH	GTD5-SLC5	MXU2-4		N	N
RDNGIAXORS0	REDDING	DMS100-RLCM	RLCM		N	N
RDFDIAXODS0	REDFIELD	GTD5-BU	BASE		N	N
RNBCIAXORS0	REINBECK	DMS10-RSC	RSCS		N	N
RMBRIAXORS2	REMBRANDT	ITS5-R	RSS		N	N
RHDSIAXORL0	RHODES	GTD5-914E	MXU0,1,2		N	N
RCLDIAXORS4	RICHLAND	ITS5-R	RSS		N	N
RCKTIAXORS0	RICKETTS	DMS10-RLCM	RLCM		N	N
RPPYIAXORS0	RIPPEY	DMS10-RLCM	RLCM		N	N
RVSDIAXODS0	RIVERSIDE	DMS10-SSO	SSO0		N	N
RVTNIAXPRS0	RIVERTON	GTD5-RLU	RLU0		N	N
ROCHIAXORS0	ROCHESTER	DMS10-RLCM	RLCM		N	N
RCCYIAXCDS0	ROCKWELL CITY	GTD5-BU	BASE		N	N
ROLDIAXPRS0	ROLAND	DMS10-RLSE	RSLE		N	N
ROLFIAXORL0	ROLFE	GTD5-RLU	RLU1		N	N
RWLYIAXORS9	ROWLEY	DMS10-RLCM	RLCM		N	N
RSSLIAXODS0	RUSSELL	DMS10-SA	SA		N	N
RYANIAXORS0	RYAN	DMS10-RLCM	RLCM		N	N
SABLIAXPDS0	SABULA	DMS10-SSO	SSO3		N	N
STLCIAXORS0	SAINT LUCAS	DMS10-RLCM	RLCM		N	N
SALMIAXORS2	SALEM	DMS100-RLCM	RLCM		N	N
SCHSIAXODS0	SCHLESWIG	DMS10-SSO	SSO2		N	N
SYMRIAXORS8	SEYMOUR	DMS100-RLCM	RLCM		N	N
SHCYIAXORL0	SHANNON CITY	DMS100-RLCM	RLCM		N	N
SHLBIAXORS0	SHELBY	DMS10-RLCM	RLCM		N	N
SDNYIAXPDS0	SIDNEY	GTD5-BU	BASE		N	N
SGRNIAXPDS0	SIGOURNEY	DMS10-HSO	HSO		N	N
SLTRIAXODS0	SLATER	DMS10-SSO	SSO0		N	N
SOLNIAXODS0	SOLON	DMS10-SSO	SSO1		N	N
STANIAXODS0	ST ANSGAR	DMS10-SSO	SSO5		N	N
STVLIAXODS0	STACYVILLE	DMS10-SSO	SSO4		N	N
STWDIAXORS0	STANWOOD	DMS10-RLCM	RLCM		N	N
STCTIAXPDS0	STATE CENTER	GTD5-BU	BASE		N	N
STRKIAXORS0	STEAMBOAT ROCK	DMS10-RLCM	RLCM		N	N
STCYIAXPDS0	STORY CITY	DMS10-SSO	SSO1		N	N
STPNIAXPDS0	STRAWBERRY PT	GTD5-BU	BASE		N	N
SMNRIAXODS0	SUMNER	DMS10-SSO	SSO0		N	N
SWCYIAXODS0	SWEA CITY	DMS10-SSO	SSO2		N	N
TABRIAXORL0	TABOR	GTD5-SLC5	MXU5-12		N	N
THRMIAXPRS0	THURMAN	GTD5-RLU	RLU1		N	N
TFFNIAXODS0	TIFFIN	DMS10-SSO	SSO2		N	N
TNGLIAXORS0	TINGLEY	DMS100-RLCM	RLCM		N	N
TPTNIAXODS0	TIPTON	DMS10-SSO	SSO		N	N

CLLI	Exchange	Equipment Type	Type	Number of Access Lines	On-Line Support – Switching (Y/N)	On-Line Support – Fiber Transport (Y/N)
TOLDIAXORS0	TOLEDO	DMS100-RSC	RSC		N	N
TRACIAXORS9	TRACY	DMS100-RLM	RLM		N	N
TRARIAXODS0	TRAER	DMS10-SSO	SSO3		N	N
TRMLIAXORS0	TROY MILLS	DMS10-RLCM	RLCM		N	N
UNVLIAXORS0	UNIONVILLE	DMS100-RLCM	RLCM		N	N
UTEIAXORS0	UTE	DMS10-RSLE	RSLE		N	N
VAILIAXORS0	VAIL	DMS10-RLCM	RLCM		N	N
VOLGIAXORL0	VOLGA	GTD5-914EX	MXU6,7,8		N	N
WADNIAXPRS0	WADENA	GTD5-RSU	RSU0		N	N
WLKRIAXORS0	WALKER	DMS10-RSLE	RSLE		N	N
WPLLIAXODS0	WAPELLO	DMS10-SSO	SSO1		N	N
WASHIAXODS0	WASHINGTON	DMS100-BU	BASE		N	N
WACMIAXORS0	WAUCOMA	DMS10-RLCM	RLCM		N	N
WSBGIAXORS0	WELLSBURG	DMS10-RSLE	RSLE		N	N
WCHSIAXORL0	WEST CHESTER	DMS100-RLCM	RLCM0		N	N
WSPNIAXPRS0	WEST POINT	DMS100-RSC	RSC		N	N
WHCHIAXODS0	WHAT CHEER	DMS10-SSO	SSO1		N	N
WLBGIAXODS0	WILLIAMSBURG	DMS10-HSO	HSO		N	N
WMSNIAXORS8	WILLIAMSON	DMS100-RLCM	RLCM		N	N
WNFDIAXORS2	WINFIELD	DMS100-RSC	RSC2		N	N
WDBIIAXORS0	WOODBINE	GTD5-RSU	RSO0		N	N
WOTNIAXPRS0	WORTHINGTON	GTD5-RLU	RLU2			N

Monthly Charge
Total Access Lines	270,000
Network Monitoring & Control - Basic	$15,940.00
Law Enforcement (Trap & Trace) Support	$200.00
Non-CEA Adjustment	$2,700.00
On-line support (Switching)	$0.00
On-line support (Fiber Transport >DS1)	$0.00

Total	$18,840.00

Iowa Telecommunications Services, Inc.		Iowa Network Services, Inc.

By		By
Date	02 - 19 - 03	Date	2 - 24 - 03

EXHIBIT IV

DATA NETWORK ELEMENTS

(Effective June 1, 2003)

Location	IP Address	Equipment
Albia CO	172.30.15.117	CISCO1720
Alden	172.30.111.22	CISCO2610-DC
Alta Vista	172.30.119.109	CISCO2610-DC
Aplington	172.30.127.121	CISCO2610-DC
Armstrong	172.30.47.109	CISCO2610-DC
Audubon	172.30.7.105	CISCO2620-DC
Avoca	172.30.7.113	CISCO2610-DC
Belle Plaine	172.30.157.117	CISCO2610-DC
Bellevue	172.30.39.125	CISCO2610-DC
Brandon	172.30.95.109	CISCO2610-DC
Brighton	172.30.55.109	CISCO2610-DC
Centerville CO	172.30.15.113	CISCO1720
Central City	172.30.95.113	C1SCO2610-DC
Chariton	172.30.15.105	CISCO2620-DC
Clarinda	172.30.23.105	CISCO2620-DC
Columbus Junction	172.30.103.113	CISCO2610-DC
Columbus Junction Whse	172.30.103.133	CISCO1720
Conrad	172.30.71.113	C1SCO2610-DC
Coon Rapids	172.30.79.113	CISCO2610-DC
Cresco	172.30.31.105	CISCO2620-DC
Creston	172.30.135.105	CISCO2620-DC
Creston	172.28.128.253	CISCO2610-DC
Creston Warehouse	172.28.130.254	CISCO1720
Des Moines	192.168.1.254	CISCO2621
Dewitt	172.30.39.105	CISCO2620-DC
Dewitt Warehouse	172.28.38.254	CISCO1720
Donnellson	172.30.103.109	CISCO2610-DC
Dyersville	172.30.95.117	CISCO2610-DC
dyvl CO	172.28.91.200	CISCO3524
Eldora	172.30.71.109	CISCO2610-DC
Emmetsburg	172.30.47.105	CISCO2620-DC
Emmetsburg Warehouse	172.30.47.117	CISCO1720
Fairfield	172.30.55.105	CISCO2620-DC
Fairfield Warehouse	172.28.50.254	CISCO1720
Fayette	172.30.31.113	CISCO2610-DC
Fayette Warehouse	172.28.28.254	CISCO1720
Forest City	172.30.63.105	CISCO2620-DC
frfd whse	172.28.50.200	CISCO3524
Glidden	172.30.79.117	CISCO2610-DC
Grand Junction	172.30.111.125	CISCO2610-DC
Greene	172.30.119.117	CISCO2610-DC
Greenfield	172.30.79.109	CISCO2610-DC
Grinnell	172.30.71.105	CISCO3662-AC

Location	IP Address	Equipment
Grinnell 1010	172.27.254.252	CISCO3662-AC
Grinnell 11th	172.27.254.254	CISCO3662-AC
Grinnell Warehouse	172.27.254.251	CISCO2620-AC
grnl-1010-sw1	172.27.16.200	WS-C3512-XL-EN
grnl-1010-sw2	172.27.16.201	WS-C3548-XL-EN
grnl-1010-sw3	172.27.16.202	WS-C3548-XL-EN
grnl-1020-sw1	172.27.16.204	WS-C3548-XL-EN
grnl-1020-sw2.	172.27.16.205	WS-C3524-XL-EN
grnl-11TH-sw1	172.27.1.200	WS-C3548-XL-EN
grnl-11TH-sw2	172.27.1.201	WS-C3548-XL-EN
grnl-11TH-sw3	172.27.1.202	WS-C3548-XL-EN
grnl-11TH-sw4	172.27.1.203	WS-C3548-XL-EN
grnl-11TH-sw5	172.27.1.204	WS-C3548-XL-EN
grnl-whse-sw	172.27.32.200	WS-C3548-XL-EN
Grundy Center	172.30.127.117	CISCO2610-DC
Guthrie Center	172.30.79.105	CISCO2620-DC
Harlan	172.30.7.109	CISCO2610-DC
Hartley	172.30.47.113	CISCO2610-DC
Hazelton	172.30.31.117	CISCO2610-DC
Janesville	172.30.95.125	CISCO2610-DC
Klemme	172.30.63.113	CISCO2610-DC
Knoxville	172.30.87.105	CISCO2620-DC
Knoxville	172.28.80.253	CISCO2610-DC
Knoxville Warehouse	172.28.83.254	CISCO1720
knvl-3524	172.28.83.200	WS-C3524-XL-EN
Lakeview	172.30.7.117	CISCO2610-DC
LeClair	172.30.39.109	CISCO2610-DC
Linn Grove	172.30.143.113	CISCO2610-DC
Lisbon	172.30.39.117	CISCO2610-DC
Logan	172.30.23.113	CISCO2610-DC
Lone Tree	172.30.151.113	CISCO2610-DC
Madrid	172.30.111.121	CISCO2610-DC
Manchester	172.30.95.105	CISCO2620-DC
Manchester Warehouse	172.30.195.129	CISCO1720
Marengo	172.30.157.109	CISCO2610-DC
mnch co	172.28.88.200	CISCO3524
mnpl-telemetry 3524	172.28.170.200	WS-C3524-XL-EN
Monroe	172.30.127.109	CISCO2610-DC
Mount Ayr CO	172.30.87.125	CISCO1720
Mt Pleasant Telemetry	172.30.103.105	CISCO2620-DC
Mt Pleasant Warehouse	172.28.94.200	CISCO3524
Mt. Pleasant CO Corp	172.27.254.13	CISCO1720
Mt. Pleasant WH	172.28.103.129	CISCO1720
Nevada	172.30.111.105	CISCO2620-DC
Nevada Warehouse	172.28.111.110	CISCO1720
New Hampton	172.30.119.105	CISCO2620-DC
New Hampton Warehouse	172.30.119.121	CISCO1720

Location	IP Address	Equipment
Newell	172.30.143.109	CISCO2610-DC
newt-alnt-sw	192.168.246.200	WS-C3548-XL-EN
newtb-sw-comp	172.26.1.200	WS-C3548-XL-EN
newtb-sw-conn	172.26.1.211	WS-C3524-XL-EN
newtb-sw-cons	172.26.1.208	WS-C3524-XL-EN
newtb-sw-it	172.26.1.209	WS-C3548-XL-EN
newtcore-sw-a	172.26.1.253	WS-C2948G-L3
newtcore-sw-b	172.26.1.252	WS-C2948G-L3
Newton hrt1	172.30.127.105	CISCO3660
Newton Warehouse	172.30.127.125	CISCO1720
Newton Warehouse	172.28.120.200	CISCO3524
Newton-Alliant	192.168.249.254	CISCO2621
Newton-Corp	172.26.3.254	CISCO3662-AC
Newton-Corp Internet	216.248.65.254	CISCO1750
Newton-Southtown	192.168.238.254	CISCO2621
newt-perim-sw	192.168.240.200	WS-C3512-XL-EN
newt-south-sw1	192.168.238.200	WS-C3548-XL-EN

newt-sw-1a	172.26.1.201	WS-C3548-XL-EN
newt-sw-1b	172.26.1.202	WS-C3548-XL-EN
newt-sw-1c	172.26.1.210	Cisco3524
newt-sw-2a	172.26.1.203	WS-C3524-XL-EN
newt-sw-2b	172.26.1.204	WS-C3524-XL-EN
newt-sw-2c	172.26.1.205	WS-C3524-XL-EN
newt-sw-2d	172.26.1.206	WS-C3524-XL-EN
newt-sw-2e	172.26.1.207	WS-C3524-XL-EN
newt-sw-2f	172.26.1.212	WS-C3524-XL-EN
Oakville	172.30.103.117	CISCO2610-DC
Osceola	172.30.135.109	CISCO2610-DC
Pella Warehouse	172.28.3.10	CISCO1720
Redfield	172.30.79.121	CISCO2610-DC
Riverside	172.30.151.109	CISCO2610-DC
Rockwell City	172.30.143.105	CISCO2620-DC
Rockwell City Warehouse	172.30.143.117	CISCO1720
Russell	172.30.15.109	CISCO2610-DC
Sabula	172.30.39.121	CISCO2610-DC
Schlesvig	172.30.7.121	CISCO2610-DC
Sidney	172.30.23.109	CISCO2610-DC
Sigourney	172.30.87.109	CISCO2610-DC
Slater	172.30.111.117	CISCO2610-DC
Solon	172.30.151.117	CISCO2610-DC
St Ansgar	172.30.119.113	CISCO2610-DC
State Center	172.30.111.113	CISCO2610-DC
Story City	172.30.111.109	CISCO2610-DC
Strawberry Point	172.30.95.121	CISCO2610-DC
Sumner	172.30.31.109	CISCO2610-DC

Location	IP Address	Equipment
Swea City	172.30.63.109	CISCO2610-DC
Tiffin	172.30.157.113	CISCO2610-DC
Tipton	172.30.39.113	CISCO2610-DC
Toledo	172.30.71.117	CISCO2610-DC
Traer	172.30.127.113	CISCO2610-DC
Wapelo	172.30.103.121	CISCO2610-DC
Washington CO	172.30.151.105	CISCO2620-DC
Washington WH	172.28.151.121	CISCO1720
Williamsburg	172.30.157.105	CISCO2620-DC

Pricing Summary

	One-time Charge	Monthly Charge
OS Server Monitoring
Router Equipment Monitoring & Control		$3,195.00
(115 routers & 32 hubs/switches)
Remote session access to NMS fault management		$150.00

Total		$3,345.00

Iowa Telecommunications Services. Inc.		Iowa Network Services, Inc.

By		By
Date	02-19-03	Date	2-24-03

EXHIBIT V

SS7 NETWORK ELEMENTS

(Effective June 1,2003)

Location	STP Equipment	Assigned Links	Point Code
Knoxville	DSC	41
Grinnell	DSC	41

Monthly Charge
STP Monitoring & Control	$400.00
SS7 Links Maintenance & Control	$1640.00

Total	$2,040.00

SS7 Engineering Translations	$150.00/hour

Iowa Telecommunications Services, Inc.		Iowa Network Services, Inc.

By		By

Date	02-19-03	Date	2-24-03

EXHIBIT VI

PBX/CUSTOMER PREMISE NETWORK ELEMENTS

Location	Equipment	IP Address

Monthly Charge
PBX Monitoring & Dispatch
PBX on - line support

Total	$0.00

Iowa Telecommunications Services, Inc.	Iowa Network Services, Inc.

By	By

Date	Date